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                                                                    EXHIBIT 32.2

                                  CERTIFICATION

                       PURSUANT TO 18 U.S.C. SECTION 1350,
           AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, Paul G. Vanderhoven, as Senior Vice President - Finance and Chief Financial Officer of Sterling Chemicals, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         (1) the accompanying Form 10-Q report of the Company for the period ending March 31, 2004, as filed with the U.S. Securities and Exchange Commission (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  May 12, 2004

                                           /s/ PAUL G. VANDERHOVEN
                                           -----------------------------------
                                           Paul G. Vanderhoven,
                                           Senior Vice President - Finance and
                                           Chief Financial Officer